Exhibit 10.3

Execution Version

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”)is dated to be effective as of the 1st day of May, 2018, by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent (“Administrative Agent”); (b) the undersigned lenders (collectively, the “Lenders”) which are parties to the “Credit Agreement” (as defined below); (c) GPB PRIME HOLDINGS, LLC (“GPB Prime”) and AUTOMILE PARENT HOLDINGS, LLC (“Parent Holdings Guarantor”), each a Delaware limited liability company (collectively, the “Guarantors”); and (d) AUTOMILE TY HOLDINGS, LLC, AUTOMILE HOLDINGS, LLC, AMR REAL ESTATE HOLDINGS, LLC, each a Delaware limited liability company, and their undersigned Subsidiaries signing this Amendment as a “Borrower” (collectively, the “Borrowers”). The Guarantors and the Borrowers are collectively referred to in this Amendment as the “Obligors.” The Administrative Agent and the Lenders are collectively referred to in this Amendment as the “Credit Parties.” The Borrowers, the Guarantors, and the Credit Parties are collectively referred to as the “Parties.”

RECITALS

The Administrative Agent, the Lenders party thereto, and the Obligors have entered into an Amended and Restated Credit Agreement dated as of October 4, 2017, as amended pursuant to a First Amendment and Covenant Waiver Agreement dated as of December 15, 2017 (as amended, the “Credit Agreement”), and the various other “Credit Documents,” as such term is defined in the Credit Agreement. All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

Pursuant to Section 5.08.2(b) of the Credit Agreement, the Obligors are required to deliver audited financial statements of GPB Prime and its Subsidiaries no later than one hundred twenty (120) calendar days after the end of the Second 2017 Audit Period (“Second 2017 Audit Period Financial Statements”). The Obligors have informed the Credit Parties that, as more fully disclosed in the Amendment Request dated on or about April 24, 2018 (“Amendment Request”), their auditors will be unable to issue an audit opinion with respect to the Second 2017 Audit Period Financial Statements as result of as a result of the matters discussed in the Amendment Request. Consequently, the required Second 2017 Audit Period Financial Statements are not expected to be timely delivered. The Obligors have requested a 60-day extension of the deadline for delivery of the Second 2017 Audit Period Financial Statements (“Audit Extension”).

The Administrative Agent and the Required Lenders have agreed to enter into this Amendment with the Obligors in order to amend the Credit Agreement to provide for the Audit Extension upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1.              Acknowledgment And Reaffirmation Of Obligations. Each of the Obligors acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2.             Amendment And Modification of Credit Agreement. To give effect to the Audit Extension: (a)    Section 5.08.2(b) of the Credit Agreement is hereby amended to extend the time period set forth therein from one hundred twenty (120) calendar days to one hundred eighty (180) calendar days; (b) the related internally prepared consolidating financial statements required pursuant to 5.08.2(d) of the Credit Agreement for the Fiscal Year ending December 31, 2017 shall be delivered concurrently with the delivery of the Second 2017 Audit Period Financial Statements; and (c) the time period for the delivery of the Compliance Certificate required pursuant to Section 5.08.4 of the Credit Agreement for the Fiscal Quarter ending December 31, 2017 shall be extended from one hundred twenty (120) calendar days to one hundred eighty (180) calendar days after the end of such Fiscal Quarter to allow the Compliance Certificate to be delivered concurrently with the Second 2017 Audit Period Financial Statements.

Section 3.              Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, and to the Lenders to grant the Audit Extension provided herein, each of the Obligors makes the following representations and warranties to the Credit Parties:

Section 3.1. Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Obligors: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 3.2. Accuracy Of Information. All information and data submitted by or on behalf of the Obligors in connection with the Amendment Request, this Amendment and the amendments and other transactions contemplated herein is true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 3.3. Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Obligors threatened, against any Obligor or any assets of any Obligor, the adverse determination of which would be reasonably expected to have a Material Adverse Effect. No judgments have been entered against any of the Obligors which would result in an Event of Default under Section 7.01.5 of the Credit Agreement.

Section 3.4. Events of Default. As of the Effective Date and upon giving effect to the Audit Extension, no Defaults or Events of Default exist.

Section 4.              Further Assurances. Each of the Obligors agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 5.              No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Obligors to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described, and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assignments, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

Section 6.              Limited Amendment and Consent. Except to the extent amended pursuant to Section 2 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Obligors which is a party thereto. Except to the extent of the Audit Extension as expressly provided in Section 2 of this Amendment, nothing herein shall constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents, and each of the Obligors hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to the Audit Extension and related amendment. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such consent or waiver must be specific and in writing to be binding upon the Credit Parties and no such consent or waiver (including the Audit Extension provided for in this Amendment) shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future consent to, or waiver of, performance or exact performance by the Obligors. No consent, amendment, or waiver shall constitute a course of dealing.

Section 7.              Enforceability. This Amendment shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 8.              Reimbursement of Administrative Agent’s Expenses. The Borrower Representative agrees to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, all Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section 9.              Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York (“Governing State”). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 10.           RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH OF THE BORROWERS AND GUARANTORS FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE BORROWERS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 11.            Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment.

Section 12.            Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Signature Page To Second Amendment to Amended and Restated Credit Agreement:

IN WITNESS WHEREOF, the Parties have executed this Agreement with the specific intention of creating a document under seal to be effective as of the date first above written.

GPB PRIME:

GPB PRIME HOLDINGS, LLC,
a Delaware Limited Liability Company

By:	/s/ David Gentile
David Gentile, Manager

PARENT HOLDINGS GUARANTOR:

AUTOMILE PARENT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ David Rosenberg
David Rosenberg, President

Signature Page To Second Amendment to Amended and Restated Credit Agreement-Continued:

BORROWERS:

AUTOMILE TY HOLDINGS, LLC,
AMR AUTO HOLDINGS - TY, LLC,

AMR AUTO HOLDINGS - TH, LLC,

AMR AUTO HOLDINGS - TO, LLC,

AMR AUTO HOLDINGS - LN, LLC,

LUPOLLC,

AUTOMlLE HOLDINGS, LLC,

AMR AUTO HOLDINGS - MW, LLC,

AMR AUTO HOLDINGS - PA, LLC,

AMR AUTO HOLDINGS - AC, LLC,

AMR AUTO HOLDINGS -ACII, LLC,

AMR AUTO HOLDINGS - HN, LLC,

AMR AUTO HOLDINGS - MH, LLC,

AMR AUTO HOLDINGS - SB, LLC,

AMR AUTO HOLDINGS - HD, LLC,

AMR AUTO HOLDINGS-FA, LLC,

AMR AUTO HOLDINGS - VH, LLC,

AMR AUTO HOLDINGS - MM, LLC,

AMR AUTO HOLDINGS - SN, LLC,

AMR AUTO HOLDINGS - BG, LLC,

SACO AUTO HOLDINGS - FLMM, LLC,

SACO AUTO HOLDINGS - HN, LLC,

SACO AUTO HOLDINGS - VW, LLC,

SAWDRAN, LLC,

STARETZ, LLC,

Each a Delaware limited liability company

AMR AUTO DISTRIBUTORS INC.,

A Massachusetts corporation

By:	/s/ David Rosenberg
David Rosenberg, President

HANOVER AUTOMOTIVE HOLDINGS, LLC,

AMR AUTO HOLDINGS - SM, LLC,

AMR AUTO HOLDINGS - VS, LLC,

AMR AUTO HOLDINGS - NC, LLC,

AMR AUTO HOLDINGS - PO, LLC,

Each a Delaware limited liability company

By:	/s/ David Rosenberg
David Rosenberg, Manager

AMR REAL ESTATE HOLDINGS, LLC,

A Delaware limited liability company

By:	/s/ David Gentile
David Gentile, Manager

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY, A New York Banking Corporation, In Its Capacity As Administrative Agent

By:	/s/ John E. Brissette
John E. Brissette, Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY,
As A Lender

By:	/s/ John E. Brissette
John E. Brissette, Vice President

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

SUNTRUST BANK,
As a Lender

By:	/s/ [ILLEGIBLE]
Name: [ILLEGIBLE] Title: [ILLEGIBLE]

Signature Page To Second Amendment to Amended and Restated Credit Agreement- Continued:

LENDER:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
As a Lender

By:
	Name:	Michee Nowak
	Title:	Credit Director, National Accounts

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

[*****] MOTOR CREDIT CORPORATION,
As a Lender

By:	/s/ Thomas F. Miller
	Name:	Thomas F. Miller
	Title:	National Accounts Manager

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of New York Community Bank, As a Lender

By:	/s/ Mark C. Mazmanian
	Name:	Mark C. Mazmanian
	Title:	Senior Vice President

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

KEYBANK NATIONAL ASSOCIATION,
As a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

TD BANK, N.A.,
As a Lender

By:	/s/ Bruce Tuckey
	Name:	Bruce Tuckey
	Title:	Director of Credit Management

Signature Page To Second Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

VW CREDIT, INC.,
As a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]